Exhibit 10

ArcelorMittal Lock-Up Agreement

                January 9, 2013

Crédit Agricole Corporate and Investment Bank
9, Quai du Président Paul Doumer
92920 Paris
 La Défense Cedex

Deutsche Bank AG, London Branch
60 Wall Street
New York, New York, 10005

Goldman, Sachs & Co.
200 West Street
New York, New York, 10282

Merrill Lynch, Pierce, Fenner & Smith Incorporated
One Bryant Park,
New York, New York, 10036

Re: ArcelorMittal - Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as representatives (the “Representatives”), propose to enter into an Underwriting Agreement on behalf of the several Underwriters named in Schedule 1 to such agreement (the “Underwriters”), with ArcelorMittal, a Luxembourg société anonyme (the “Company”), providing for a public offering of (i) 6.00% Mandatorily Convertible Subordinated Notes of the Company (the “Convertible Notes”) and (ii)  104,477,612 ordinary shares, without nominal value, of the Company (the “Underwritten Shares”).  The Convertible Notes will be mandatorily convertible into new or existing ordinary shares of the Company (the “Ordinary Shares”).

The Convertible Notes and the Underwritten Shares will be registered pursuant to a Registration Statement filed with the Securities and Exchange Commission (the “SEC”).

In consideration of the agreement by the Underwriters to offer and sell the Convertible Notes and the Underwritten Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period specified in the following paragraph (the “Lock-Up Period”), the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any Ordinary Shares, or any options or warrants to purchase any Ordinary Shares, or any securities convertible into, exchangeable for or that represent the right to receive Ordinary Shares, whether now owned or hereinafter acquired, whether owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively the “Undersigned’s Shares”). The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction that is designed to or that reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Shares even if such Ordinary Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Ordinary Shares.

The initial Lock-Up Period will commence on the date of this Lock-Up Agreement and continue for 180 days after the public offering date set forth on the final prospectus used to sell the Convertible Notes and the Underwritten Shares (the “Public Offering Date”) pursuant to the Underwriting Agreement; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company issues an  earnings release or announces material news or a material event or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 15-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of Mr. and Mrs. Lakshmi Mittal or the immediate family of Mr. and Mrs. Lakshmi Mittal, or to any company wholly owned, whether directly or indirectly, by any such trust, provided that the trustee of the trust or the wholly owned company, as the case may be, agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or (iii) with the prior written consent of the Representatives on behalf of the Underwriters.  For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.  In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer the Ordinary Shares to any wholly-owned subsidiary of such corporation; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such Ordinary Shares subject to the provisions of this Lock-Up Agreement and there shall be no further transfer of such Ordinary Shares except in accordance with this Lock-Up Agreement, and, provided further, that any such transfer shall not involve a disposition for value.

In addition, notwithstanding the foregoing, this Lock-Up Agreement will not apply to (i) any transfer of the Undersigned’s Shares in the context of a restructuring of the structure through which trusts benefitting the Mittal family hold, directly or indirectly, Ordinary Shares, provided that each such affiliate transferee shall execute and deliver to the Representatives acting on behalf of the Underwriters a lock-up agreement in which it agrees to be bound by the restrictions set forth herein for the Lock-Up Period, (ii) any transfer of the Undersigned’s Shares or other securities (a) in connection with a public tender or exchange offer for the shares of the Company within the scope of the Luxembourg law of 19 May 2006 concerning public takeovers (loi du 19 mai 2006 concernant les offres publiques d'acquisition) or (b) in the context and in consideration of any merger or acquisition of assets, provided that in the case of (b) each such transferee shall execute and deliver to the Representatives acting on behalf of the Underwriters a lock-up agreement in which it agrees to be bound by the restrictions set forth herein for the Lock-Up Period, (iii) any pledge or granting of other type of security over the Undersigned’s Shares in connection with financing transactions or facilities to which the undersigned or any entity controlled by the undersigned (a) is a party as of the date hereof and/or (b) becomes a party hereafter, provided in the case of (b) that the beneficiary of such pledge or other security interest undertakes to the Underwriters to retain the Undersigned’s Shares that are the subject of such pledge or other security interest for the Lock-Up Period, (iv) any pledge or granting of other type of security over the Undersigned’s Shares in connection with financing transactions or facilities to which the undersigned is a party and which finances the acquisition of Ordinary Shares or Convertible Notes in the public offering referred to above, or (v) any transfer pursuant to the Share Lending Agreement dated as of January 9, 2013, by and between Lumen Investments S.à.r.l and the Company.

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering of the Convertible Notes.  The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

Very truly yours,

Nuavam Investments S.à.r.l	Lumen Investments S.à.r.l

/s/ Jean-Christophe Dauphin	/s/ Jean-Christophe Dauphin
Authorized Signature	Authorized Signature

Manager A	Manager A
Title	Title

/s/ Georges Scheuer	/s/ Georges Scheuer
Authorized Signature	Authorized Signature

Manager A	Manager A
Title	Title